As filed with the Securities and Exchange Commission on April 19, 2007
Registration No. 333-128888

   UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 3
to
Form S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

ROSETTA RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1311	43-2083519
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

717 Texas, Suite 2800
Houston, TX 77002
(713) 335-4000
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Michael J. Rosinski
Executive Vice President,
Chief Financial Officer, Secretary & Treasurer
Rosetta Resources Inc.
717 Texas, Suite 2800
Houston, TX 77002
(713) 335-4000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Thomas R. Lamme
Thompson & Knight LLP
333 Clay Street, Suite 3300
Houston, TX 77002
(713) 654-8111

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement is declared effective.

If any securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), check the following box.  ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

EXPLANATORY NOTE

The sole purpose of this Post-Effective Amendment No. 3 to Form S-1 is to amend Exhibit 5.1, which was filed previously with Post-Effective Amendment No. 2 to Form S-1 filed on March 23, 2007. No change is made to the preliminary prospectus constituting Part I of Post-Effective Amendment No. 2 to Form S-1 filed on March 23, 2007 or to Items 13, 14, 15 or 17 of Part II of Post-Effective Amendment No. 2 to Form S-1 filed on March 23, 2007. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II, the Index to Exhibits of the Registration Statement, and the revised Exhibit 5.1.

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Part II
INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.	Exhibits and Financial Statement Schedules

(a)	Exhibits
Exhibit Number	Description
*3.1	Certificate of Incorporation
*3.2	Bylaws
*4.1	Registration Rights Agreement
5.1	Opinion of Thompson and Knight LLP
*10.1	Purchase and Sale Agreement with Calpine Corporation, Calpine Gas Holdings, L.L.C. and Calpine Fuels Corporation
*10.2	Transfer and Assumption Agreements with Calpine Corporation and Subsidiaries of Rosetta Resources Inc.
*10.4	Gas Purchase and Sale Contract with Calpine Energy Services, L.P.
*10.5	Services Agreement with Calpine Producer Services, L.P.
*10.9	2005 Long-Term Incentive Plan
*10.10	Form of Option Grant Agreement
*10.11	Form of Restricted Stock Agreement
*10.12	Form of Bonus Restricted Stock Agreement
*10.13	Employment Agreement with B.A. Berilgen
*10.14	Amended and Restated Employment Agreement with Michael J. Rosinski
*10.15	Employment Agreement with Charles F. Chambers
*10.16	Employment Agreement with Edward E. Seeman
*10.17	Employment Agreement with Michael H. Hickey
*10.18	Senior Revolving Credit Agreement
*10.19	Second Lien Term Loan Agreement
*10.20	Guarantee and Collateral Agreement
*10.21	Second Lien Guarantee and Collateral Agreement
*10.22	First Amendment to Senior Revolving Credit Agreement
*10.23	First Amendment to Second Lien Term Loan Agreement
*10.24	First Amendment to Guarantee and Collateral Agreement
*10.25	First Amendment to Second Lien Guarantee and Collateral Agreement
*10.26	Deposit Account Control Agreement
*10.27	Amendment No. 1 to B.A. Berilgen Employment Agreement
*10.28	First Amendment to 2005 Long-Term Incentive Plan
*10.29	Non-Executive Employee Change of Control Plan
*21.1	Subsidiaries of the registrant
*23.1	Consent of PricewaterhouseCoopers LLP
*23.2	Consent of PricewaterhouseCoopers LLP
*23.3	Consent of Netherland, Sewell & Associates, Inc.
23.4	Consent of Thompson & Knight LLP (included in exhibit 5.1)
*24.1	Power of Attorney (included in signature page in previously filed Post-Effective Amendment No. 2 to Form S-1 (March 23, 2007))
* Previously filed

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on April 19, 2007.

ROSETTA RESOURCES INC.

By:	/s/ B.A. Berilgen
B.A. Berilgen, Chairman of the Board, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ B.A. Berilgen	Chairman of the Board, President and Chief	April 19, 2007
B.A. Berilgen	Executive Officer (Principal Executive Officer)

/s/ Michael J. Rosinski	Executive Vice President and Chief Financial	April 19, 2007
Michael J. Rosinski	Officer (Principal Financial Officer)

/s/ Denise D. Bednorz	Vice President, Controller (Principal	April 19, 2007
Denise D. Bednorz	Accounting Officer)

*	Director	April 19, 2007
Richard W. Beckler

*	Director	April 19, 2007
Donald D. Patteson, Jr.

*	Director	April 19, 2007
D. Henry Houston

*	Director	April 19, 2007
G. Louis Graziadio, III

*	Director	April 19, 2007
Josiah O. Low, III

* By:	/s/ Michael J. Rosinski
Attorney-in-fact

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INDEX TO EXHIBITS

Exhibit Number	Description

*3.1	Certificate of Incorporation
*3.2	Bylaws
*4.1	Registration Rights Agreement
5.1	Opinion of Thompson and Knight LLP
*10.1	Purchase and Sale Agreement with Calpine Corporation, Calpine Gas Holdings, L.L.C. and Calpine Fuels Corporation
*10.2	Transfer and Assumption Agreements with Calpine Corporation and Subsidiaries of Rosetta Resources Inc.
*10.4	Gas Purchase and Sale Contract with Calpine Energy Services, L.P.
*10.5	Services Agreement with Calpine Producer Services, L.P.
*10.9	2005 Long-Term Incentive Plan
*10.10	Form of Option Grant Agreement
*10.11	Form of Restricted Stock Agreement
*10.12	Form of Bonus Restricted Stock Agreement
*10.13	Employment Agreement with B.A. Berilgen
*10.14	Amended and Restated Employment Agreement with Michael J. Rosinski
*10.15	Employment Agreement with Charles F. Chambers
*10.16	Employment Agreement with Edward E. Seeman
*10.17	Employment Agreement with Michael H. Hickey
*10.18	Senior Revolving Credit Agreement
*10.19	Second Lien Term Loan Agreement
*10.20	Guarantee and Collateral Agreement
*10.21	Second Lien Guarantee and Collateral Agreement
*10.22	First Amendment to Senior Revolving Credit Agreement
*10.23	First Amendment to Second Lien Term Loan Agreement
*10.24	First Amendment to Guarantee and Collateral Agreement
*10.25	First Amendment to Second Lien Guarantee and Collateral Agreement
*10.26	Deposit Account Control Agreement
*10.27	Amendment No. 1 to B.A. Berilgen Employment Agreement
*10.28	First Amendment to 2005 Long-Term Incentive Plan
*10.29	Non-Executive Employee Change of Control Plan
*21.1	Subsidiaries of the registrant
*23.1	Consent of PricewaterhouseCoopers LLP
*23.2	Consent of PricewaterhouseCoopers LLP
*23.3	Consent of Netherland, Sewell & Associates, Inc.
23.4	Consent of Thompson & Knight LLP (included in exhibit 5.1)
*24.1	Power of Attorney (included in signature page in previously filed Post-Effective Amendment No. 2 to Form S-1 (March 23, 2007))

*      Previously filed

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